UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 11, 2008
Date of Report (Date of earliest event reported)
Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
1071 Camelback Street
Newport Beach, CA 92660
(Address of principal executive offices) (Zip Code)
(949) 759-5900
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
          On March 11, 2008, Ambassadors International, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
          On November 12, 2008, the Company held a conference call to discuss the results of operations. The transcript of the conference call is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.
          The information in this Current Report, including the accompanying exhibits, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01 Exhibits.
     (d) Exhibits
     99.1 Press release dated March 11, 2008, issued by the Registrant
     99.2 Transcript of the conference call held March 12, 2008

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SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: March 17, 2008	By:	/s/ Blake T. Barnett
Blake T. Barnett
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated March 11, 2008, issued by the Registrant

99.2	Transcript of the conference call held March 12, 2008

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